Equity-Accounted Investments	12 Months Ended
Dec. 31, 2017
Equity Method Investments and Joint Ventures [Abstract]
Equity-Accounted Investments
Equity-Accounted Investments

a)	A summary of the Partnership's investments in and advances to equity-accounted investees are as follows:

		As at December 31, 2017		As at December 31,
Name	Ownership Percentage	# of Delivered Vessels	Newbuildings on order	2017 $	2016 $
Bahrain LNG Joint Venture (i)	30%	-	1	77,706	63,933
Yamal LNG Joint Venture (ii)	50%	-	6	193,774	152,702
Pan Union Joint Venture (iii)	20%-30%	1	3	43,538	33,860
Exmar LPG Joint Venture (iv)	50%	20	3	160,626	167,763
Teekay LNG-Marubeni Joint Venture (v)	52%	6	-	341,712	299,601
Excalibur and Excelsior Joint Ventures (vi)	49%-50%	2	-	79,915	79,577
Angola Joint Venture (vii)	33%	4	-	74,775	65,644
RasGas 3 Joint Venture (viii)	40%	4	-	122,550	174,646
		37	13	1,094,596	1,037,726

(i)	Bahrain LNG Joint Venture
On December 2, 2015, the Partnership (30%) entered into a joint venture agreement with National Oil & Gas Authority (or Nogaholding) (30%), Gulf Investment Corporation (or GIC) (24%) and Samsung C&T (or Samsung) (16%) to form a joint venture, Bahrain LNG W.L.L. (or the Bahrain LNG Joint Venture), for the development of an LNG receiving and regasification terminal in Bahrain. The project will include an offshore LNG receiving jetty and breakwater, an adjacent regasification platform, subsea gas pipelines from the platform to shore, an onshore gas receiving facility, and an onshore nitrogen production facility with a total LNG terminal capacity of 800 million standard cubic feet per day and will be owned and operated under a 20-year agreement commencing in early-2019. In addition, the Partnership will supply a floating storage unit (or FSU) in connection with this project, which will be modified from one of the Partnership’s four MEGI LNG carrier newbuildings ordered from Daewoo Shipbuilding & Marine Engineering Co. (or DSME) (see Note 13a), through a 20-year time-charter contract with the Bahrain LNG Joint Venture.
As at December 31, 2017, the Partnership had advanced $79.1 million (December 31, 2016 – $62.9 million) to the Bahrain LNG Joint Venture. These advances bear interest at LIBOR plus 1.25% and as at December 31, 2017, the interest accrued on these advances was $0.1 million (December 31, 2016 – $0.1 million). These amounts are included in the table above.

(ii)	Yamal LNG Joint Venture
The Partnership has a 50/50 joint venture agreement with China LNG Shipping (Holdings) Limited (or the Yamal LNG Joint Venture) and the joint venture has ordered six internationally-flagged icebreaker LNG carriers for a project located on the Yamal Peninsula in Northern Russia (or the Yamal LNG Project).
During the year ended, December 31, 2017, the Yamal LNG Joint Venture converted the $195 million advances from each joint venture partner, including accrued interest, into contributed capital of the joint venture. As at December 31, 2016, the Partnership had advanced $146.7 million to the Yamal LNG Joint Venture and the interest accrued on these advances was $9.4 million. Both the contributed capital and the advances are included in the table above. In December 2017, the Yamal LNG Joint Venture secured a $1.6 billion long-term debt facility to finance all six of its ARC7 LNG carrier newbuildings. As part of the completed financing, the Yamal LNG Joint Venture returned a total of $104 million of capital back to the joint venture partners in December 2017, of which the Partnership’s share was $52 million. The Partnership has guaranteed its 50% share of an $816 million secured loan facility in the Yamal LNG Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2017 was $0.6 million (December 31, 2016 – $nil) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.

(iii)	Pan Union Joint Venture
In June 2014, the Partnership acquired from Shell its ownership interests in four LNG carrier newbuildings. As compensation for Shell’s ownership interests in these four LNG carrier newbuildings, the Partnership assumed Shell’s obligation to provide the shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery date pursuant to a ship construction support agreement. The Partnership initially estimated it would incur approximately $36.9 million of costs to provide these services, of which Shell has agreed to pay a fixed amount of $20.3 million. The Partnership estimated that the fair value of the service obligation was $33.3 million and the fair value of the amount due from Shell was $16.5 million. As at December 31, 2017, the carrying value of the service obligation of $8.2 million (December 31, 2016 – $22.6 million) is included in both the current portion of in-process contracts and in-process contracts and the carrying value of the receivable from Shell of $3.5 million (December 31, 2016 – $10.9 million) is included in accounts receivable and other assets in the Partnership’s consolidated balance sheets.
As at December 31, 2017, the Partnership has a 30% ownership interest in one LNG carrier, the Pan Asia, and one LNG carrier newbuilding and a 20% ownership interest in the remaining two LNG carrier newbuildings (or collectively, the Pan Union Joint Venture). The Pan Asia was delivered on October 13, 2017 and concurrently commenced its 20-year charter contract with Shell.
On initial acquisition, the basis difference between the Partnership's investment and the carrying value of the Pan Union Joint Venture's net assets was substantially attributed to ship construction support agreements and the time-charter contracts. At December 31, 2017, the unamortized amount of the basis difference was $11.4 million (December 31, 2016 - $16.8 million).

(iv)	Exmar LPG Joint Venture
The Partnership has a 50/50 joint venture agreement with Exmar NV (or Exmar) (or the Exmar LPG Joint Venture). The Partnership has guaranteed its 50% share of a secured loan facility and four capital leases in the Exmar LPG Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2017 was $1.6 million (December 31, 2016 – $1.3 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.
As at December 31, 2017, the Partnership had advanced $52.3 million (December 31, 2016 – $52.3 million) to the Exmar LPG Joint Venture, which bears interest at LIBOR plus 0.50% and has no fixed repayment terms. As at December 31, 2017, the interest accrued on these advances was $0.2 million (December 31, 2016 – $1.1 million). These amounts are included in the table above.
On initial acquisition, the basis difference between the Partnership's investment and the carrying value of the Exmar LPG Joint Venture's net assets was substantially attributed to the value of the vessels and charter agreements of the Exmar LPG Joint Venture and goodwill in accordance with the finalized purchase price allocation. At December 31, 2017, the unamortized amount of the basis difference was $25.5 million (December 31, 2016 – $30.2 million).

(v)	Teekay LNG-Marubeni Joint Venture
The Partnership has a joint venture agreement with Marubeni Corporation (or the Teekay LNG-Marubeni Joint Venture). Since control of the Teekay LNG-Marubeni Joint Venture is shared jointly between Marubeni and the Partnership, the Partnership accounts for its investment in the Teekay LNG-Marubeni Joint Venture using the equity method. In March 2017, the Teekay LNG-Marubeni Joint Venture completed the refinancing of its previous $396 million debt facility by entering into a new $335 million U.S. Dollar-denominated term loan maturing in September 2019. As part of the completed refinancing, the Partnership invested $57 million of additional equity, based on its proportionate ownership interest, into the Teekay LNG-Marubeni Joint Venture. The Partnership has guaranteed its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2017 was $0.5 million (December 31, 2016 – $0.1 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.

(vi)	Excalibur and Excelsior Joint Ventures
The Partnership joint ventures with Exmar (or the Excalibur Joint Venture and the Excelsior Joint Ventures) (see Note 19d). The Partnership has guaranteed its ownership share of the secured loan facilities of the Excalibur and Excelsior Joint Ventures and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as of December 31, 2017 was $0.2 million (December 31, 2016 – $0.2 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.
On initial acquisition, the basis difference between the Partnership's investment and the carrying value of the Excalibur and Excelsior Joint Venture's net assets was substantially attributed to an increase to the carrying value of the vessels of the Excalibur and Excelsior Joint Ventures in accordance with the finalized purchase price allocation. At December 31, 2017, the unamortized amount of the basis difference was $35.6 million (December 31, 2016 – $37.2 million).

(vii)	Angola Joint Venture
The Partnership has a 33% ownership interest in a joint venture (or the Angola Joint Venture) that owns four 160,400-cubic meter LNG carriers (or the Angola LNG Carriers). The other partners of the Angola Joint Venture are NYK Energy Transport (or NYK) (33%) and Mitsui & Co. Ltd. (34%).
The Partnership has guaranteed its 33% share of the secured loan facilities and interest rate swaps of the Angola Joint Venture and, as a result, has recorded a guarantee liability. The carrying value of the guarantee liability as at December 31, 2017 was $0.7 million (December 31, 2016 – $1.0 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.

(viii)	RasGas 3 Joint Venture
The Partnership has a 40% ownership interest in Teekay Nakilat (III) Corporation (or the RasGas 3 Joint Venture), and the remaining 60% is held by Qatar Gas Transport Company Ltd. (Nakilat).

b)
The RasGas 3 Joint Venture, the Excelsior Joint Venture, the Angola Joint Venture, the Yamal LNG Joint Venture, and the Bahrain LNG Joint Venture are considered variable interest entities; however, the Partnership is not the primary beneficiary and therefore, consolidation of these entities with the Partnership is not required. The Partnership’s exposure to loss as a result of its investment in the RasGas 3 Joint Venture, the Excelsior Joint Venture, the Angola LNG Joint Venture, the Yamal LNG Joint Venture, and the Bahrain LNG Joint Venture is the amount it has invested in and advanced to these joint ventures, which are $122.5 million, $51.7 million, $74.8 million, $193.8 million and $77.7 million, respectively, as at December 31, 2017. In addition, the Partnership guarantees its portion of the Excelsior Joint Venture’s debt of $42.5 million (December 31, 2016 – $45.0 million) and the Angola Joint Ventures’ debt and swaps of $239.6 million (December 31, 2016 – $256.1 million) and provides a guarantee against a charter termination. Subsequent to December 31, 2017, the Excelsior Joint Venture's debt was repaid upon the Partnership and Exmar, the 50/50 joint venture partners of the Excelsior Joint Venture, selling their ownership interests in this joint venture to a third party (see Note 19d).

c)
The following table presents aggregated summarized financial information reflecting a 100% ownership interest in the Partnership’s equity method investments and excluding the impact from purchase price adjustments arising from the acquisition of Exmar LPG BVBA, the Excalibur and Excelsior Joint Ventures and the Pan Union Joint Venture. The results include the Excalibur and Excelsior Joint Ventures, the RasGas 3 Joint Venture, the Angola Joint Venture, the Exmar LPG Joint Venture, the Teekay LNG-Marubeni Joint Venture, the Pan Union Joint Venture, the Yamal LNG Joint Venture, and the Bahrain LNG Joint Venture.

	As at December 31,
	2017 $	2016 $
Cash and restricted cash – current	281,468	388,007
Other assets – current	97,832	111,847
Vessels and equipment, including vessels related to capital leases and advances on newbuilding contracts	3,284,441	2,837,870
Net investments in direct financing leases – non-current	1,961,299	1,776,954
Other assets – non-current	68,728	37,132
Current portion of long-term debt and obligations related to capital leases	168,715	209,814
Other liabilities – current	119,627	102,385
Long-term debt and obligations related to capital leases	3,386,800	3,233,425
Other liabilities – non-current	145,870	157,025

	Years ended December 31,
	2017 $	2016 $	2015 $
Voyage revenues	477,495	549,646	596,093
Income from vessel operations	178,763	268,049	302,731
Realized and unrealized loss on non-designated derivative instruments	(2,067)	(12,277)	(25,108)
Net income	54,418	167,052	203,280